Date:  22 January 1999

Flextronics Interational Limited,
2090 Fortune Drive,
San Jose,
CA 95131
USA.


                       FLEXTRONICS INTERNATIONAL LIMITED
                                    FORM S-8

As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of the above noted registration statement.


                                             /s/ Moore Stephens

                                             Moore Stephens